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                                                                   Exhibit 10.15


                          AGREEMENT AND PLAN OF MERGER

         AGREEMENT AND PLAN OF MERGER (this "AGREEMENT") dated April 28, 1999 (the "EXECUTION DATE") by and between AGENCY.COM LTD., a New York corporation ("AGENCY") and EAGLE RIVER INTERACTIVE INC., a Delaware corporation ("ERI").

                               W I T N E S S E T H
                               - - - - - - - - - -

         WHEREAS, the respective Boards of Directors of each of the parties hereto have determined that it is advisable and in the best interests of their respective corporations and their respective shareholders to consummate, and have approved, the business combination transaction provided for herein in which ERI would merge with and into Agency (the "MERGER") upon the terms and subject to the conditions of this Agreement;

         WHEREAS, for federal income tax purposes, it is intended that the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended;

         NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements set forth herein, the parties hereby agree as follows:

                                   ARTICLE I

                                   THE MERGER

         SECTION 1.1. THE MERGER. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 1.2 below), ERI shall be merged with and into Agency and the separate corporate existence of ERI shall thereupon cease. Agency (i) shall be the successor or surviving corporation in the Merger (sometimes herein referred to as the "SURVIVING CORPORATION"), (ii) shall continue to be governed by the laws of the State of New York, and (iii) the separate corporate existence of Agency with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. The Merger shall have the effects specified in Section 259 of the Delaware General Corporation Law (the "DGCL") and Section 906 of the New York Business Corporation Law (the "NYBCL").

         SECTION 1.2. EFFECTIVE TIME. Agency and ERI will cause (i) an executed original of an appropriate Certificate of Merger (the "CERTIFICATE OF MERGER") to be filed with the Secretary of State of the State of New York pursuant to Sections 904-A, 907 and 104 of the NYBCL, and (ii) an executed original of an appropriate Certificate of Merger of ERI into Agency to be filed with the Secretary of State of the State of Delaware, pursuant to Sections 252 and 103 of the DGCL. The Merger shall become effective on the date on which the Certificate of Merger has been duly filed with the Secretary of State of New York, and such time is hereinafter referred to as the "EFFECTIVE TIME."

         SECTION 1.3. CERTIFICATE OF INCORPORATION AND BY-LAWS OF THE SURVIVING CORPORATION. The Certificate of Incorporation of the Surviving Corporation shall be at and as of the Effective Time, the Certificate of Incorporation of Agency immediately prior to the Effective

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Time. The By-laws of the Surviving Corporation shall be, at and as of the
Effective Time, the By-laws of Agency immediately prior to the Effective Time.

                                   ARTICLE II

                CONVERSION AND CANCELLATION OF SHARES AND OPTIONS

         SECTION 2.1. ERI SHARES. All of the shares of the common stock, no par value per share, of ERI (the "ERI SHARES") issued and outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger, automatically and without any action on the part of the holder thereof, become and be converted into 1,829,774 shares of common stock, $0.001 par value per share, of Agency (the "AGENCY SHARES") and 2,164,376 warrants to purchase Agency Shares, such warrants to be evidenced by a warrant substantially in the form of EXHIBIT A hereto.

         SECTION 2.2. AGENCY SHARES. Each share of common stock, $0.001 par value per share, of Agency issued and outstanding immediately prior to the Effective Time of the Merger shall, at the Effective Time, continue to be issued and outstanding, be unchanged and remain as one fully paid and non-assessable share of common stock, $0.001 par value per share, of Agency.

         SECTION 2.3. SURRENDER OF ERI SHARES AND ISSUANCE OF AGENCY SHARES.
SCHEDULE 2.3 sets forth the following (i) a list of each holder of record of ERI Shares at the Effective Time, (ii) the number of ERI Shares owned by each holder of record of ER1 Shares at the Effective Time, and (iii) the number of Agency Shares to be received by each such holder of record of ERI Shares at the Effective Time. At the Closing (as defined in Section 2.4 below), each holder of record of ERI Shares at the Effective Time shall surrender the certificate(s) representing such shares to Agency and in exchange therefor shall receive a certificate registered in such holder's name representing that number of whole shares of Agency Shares into which such holder's ERI Shares shall have been converted pursuant to Section 2.1 above as set forth on SCHEDULE 2.3. Thereupon, the certificates representing the ERI Shares shall be canceled. No fractional shares shall be issued and no cash in lieu of fractional shares shall be paid to a holder of ERI Shares.

         SECTION 2.4. CLOSING. The Closing under this Agreement (the "CLOSING") shall take place simultaneously with the execution and delivery of this Agreement, or such other time and date agreed upon by the parties, at the offices of Davis & Gilbert LLP, 1740 Broadway, New York, New York 10019. The date of the Closing is herein referred to as the "CLOSING DATE". Notwithstanding the foregoing, it is the intention of the parties that for the purposes of providing Agency with an interest in the profits and losses of ERI, the effective date of this Agreement shall be the opening of business on April l, 1999.

                                   ARTICLE III

                             REPRESENTATIONS OF ERI

         ERI represents and warrants to Agency as follows:


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         SECTION 3.1. EXECUTION AND VALIDITY OF AGREEMENT. ERI has the full corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by ERI and the consummation by ERI of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of ERI and the holders of all of the issued and outstanding ERI Shares. This Agreement has been duly and validly executed and delivered by ERI and, assuming due authorization, execution and delivery by Agency, constitutes the legal, valid and binding obligation of ERI enforceable against it in accordance with its terms.

         SECTION 3.2. NON-CONTRAVENTION; APPROVALS AND CONSENTS.

         3.2.1. NON-CONTRAVENTION. The execution, delivery and performance by ERI of its obligations hereunder and the consummation of the transactions contemplated hereby, will not conflict with, result in a violation or breach of, constitute (with or without notice or lapse of time or both) a default under, result in or give to any Person any right of payment or reimbursement, termination, cancellation, modification or acceleration of, or result in the creation or imposition of any mortgage, lien, security interest, encumbrance, claim, charge and restriction of any kind or character (collectively, "LIENS") upon any of the assets or properties of ERI under, any of the terms, conditions or provisions of (a) the Certificate of Incorporation or By-laws of ERI, or (b) any statute, law, rule, regulation or ordinance (collectively, "LAWS"), or any judgment, decree, order, writ, citation, permit or License (collectively, "ORDERS"), of any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision (a "GOVERNMENTAL OR REGULATORY AUTHORITY"), applicable to ERI or any of its assets or properties, or (c) any note, bond, mortgage, security agreement, indenture, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind (collectively, "CONTRACTS") to which ERI is a party or by which ERI or any of its assets or properties are bound.

         3.2.2. APPROVALS AND CONSENTS. Except for the filings pursuant to the DGCL and NYBCL, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority or other Person is necessary or required under any of the terms, conditions or provisions of any Law or Order of any Governmental or Regulatory Authority or any Contract to which ERI is a party or by which ERI or any of its assets or properties are bound for the execution and delivery of this Agreement by ERI, the performance by ERI of its obligations hereunder or the consummation of the transactions contemplated hereby.

                                   ARTICLE IV

                            REPRESENTATIONS OF AGENCY

         Agency represents and warrants to ERI as follows:

         SECTION 4.1. EXECUTION AND VALIDITY OF AGREEMENT. Agency has the full corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of


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this Agreement by Agency and the consummation by Agency of the transactions contemplated hereby have been duly and validly authorized by all required corporate action on behalf of Agency and, to the extent required by applicable law, its shareholders. This Agreement has been duly and validly executed and delivered by Agency and, assuming due authorization, execution and delivery by ERI, constitutes the legal, valid and binding obligations of Agency enforceable against it in accordance with its terms.

         SECTION 4.2. NON-CONTRAVENTION; APPROVALS AND CONSENTS.

         4.2.1. NON-CONTRAVENTION. The execution, delivery and performance by Agency of its obligations hereunder and the consummation of the transactions contemplated hereby, will not conflict with, result in a violation or breach of, constitute (with or without notice or lapse of time or both) a default under, result in or give to any Person any right of payment or reimbursement, termination, cancellation, modification or acceleration of, or result in the creation or imposition of any Lien upon any of the assets or properties of Agency under, any of the terms, conditions or provisions of (a) the Certificate of Incorporation or By-laws of Agency, or (b) subject to the taking of the actions described in Section 4.2.2, any Laws or Orders of any Governmental or Regulatory Authority, applicable to Agency or any of its assets or properties.

         4.2.2. APPROVALS AND CONSENTS. Except for the filings pursuant to the NYBCL and DGCL, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority or other Person is necessary or required under any of the terms, conditions or provisions of any Law or Order of any Governmental or Regulatory Authority or any Contract to which Agency is a party or by which Agency or any of its assets or properties are bound for the execution and delivery of this Agreement by Agency, the performance by Agency of its obligations hereunder or the consummation of the transactions contemplated hereby.

         SECTION 4.3. AGENCY SHARES. The Agency Shares to be delivered to the shareholders of ERI pursuant to this Agreement have been duly authorized for issuance by all requisite corporate action by Agency, and when delivered as provided herein, will be validly issued and outstanding shares of voting common stock of Agency, fully paid and non-assessable, and will not be subject to preemptive rights of any Person.

                                    ARTICLE V

                            ACTIONS AT CLOSING BY ERI

         Simultaneously herewith:

         SECTION 5.1. CERTIFIED RESOLUTIONS. ERI shall have delivered to Agency a copy of the resolutions of its Board of Directors and shareholders authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby, certified by an officer of ERI.

         SECTION 5.2. INVESTMENT REPRESENTATION CERTIFICATE. Each of the shareholders of ERI shall have executed and delivered an Investment Representation Certificate substantially in the form of EXHIBIT B hereto.


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         SECTION 5.3. EMPLOYMENT AGREEMENTS. Kevin Rowe shall have entered into an Employment Agreement with Agency substantially in the form of EXHIBIT C hereto.

                                   ARTICLE VI

                          ACTIONS AT CLOSING BY AGENCY

         Simultaneously herewith:

         SECTION 6.1. CERTIFIED RESOLUTIONS. Agency shall have delivered to ERI a copy of the resolutions of the Boards of Directors and shareholders of Agency authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby, certified to by the Secretary of Agency.

                                   ARTICLE VII

                                  MISCELLANEOUS

         SECTION 7.1. SURVIVAL. Notwithstanding any right of any party hereto fully to investigate the affairs of any other party, and notwithstanding any knowledge of facts determined or determinable pursuant to such investigation or right of investigation, each party hereto shall have the right to rely fully upon the representations, warranties, covenants and agreements of any other party contained in this Agreement or in any Schedule furnished by another party or in any certificate delivered at the Closing by any other party. The respective representations and warranties of ERI and Agency contained in this Agreement or in any Schedule, or in any certificate delivered at the Closing, shall expire with, and be terminated and extinguished by, the Merger, and thereafter, neither ERI nor Agency, nor any officer, director or shareholder thereof shall be under any liability with respect to any such representation or warranty or condition or covenant. This Section 7.1 shall have no effect upon any other obligation of the parties hereto, whether to be performed before or after the Closing.

         SECTION 7.2. EXPENSES. Agency and ERI shall pay all of their own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsels, financial advisors and accountants.

         SECTION 7.3. GOVERNING LAW. The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of New York without reference to its conflict of laws provisions.

         SECTION 7.4. "PERSON" DEFINED. "PERSON" shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or other department or agency thereof.

         SECTION 7.5. CAPTIONS. The Article and Section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.


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         SECTION 7.6. PUBLIC ANNOUNCEMENTS. Agency and ERI will consult with each other and Omnicom Group Inc. ("OMNICOM") before issuing any press releases or otherwise making any public statements with respect to this Agreement or any of the transactions contemplated hereby and shall not issue any such press release or make any public statement without the prior consent of the other party and Omnicom which shall not be unreasonably withheld, except as may be required by Law or by obligations pursuant to any listing agreements with any national securities exchange to which Omnicom or Agency is a party.

         SECTION 7.7. PARTIES IN INTEREST. This Agreement and the rights and obligations of the parties hereunder shall not be assignable to any Person without the written consent of all parties.

         SECTION 7.8. SEVERABILITY. In the event any provision of this Agreement is found to be void and unenforceable by a court of competent jurisdiction, the remaining provisions of this Agreement shall nevertheless be binding upon the parties with the same effect as though the void or unenforceable part had been severed and deleted.

         SECTION 7.9. COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

         SECTION 7.10. ENTIRE AGREEMENT. This Agreement, including the Schedules and Exhibits, and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior oral and written agreements and understandings between the parties with respect to such subject matter.

         SECTION 7.11. AMENDMENT. This Agreement and the Schedules heretofore delivered may be amended, supplemented or modified by the parties hereto only by an agreement in writing signed on behalf of each of the parties hereto following due authorization at any time.

         SECTION 7.12. THIRD PARTV BENEFICIARIES. Each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the parties hereto and their respective successors and assigns as permitted under Section 7.7 and Omnicom.


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         IN WITNESS WHEREOF, Agency and ERI have each caused its corporate name to be hereunto subscribed by its officer thereunto duly authorized on the day and year first above written.

                                             AGENCY.COM LTD.



                                             By: /s/ Kenneth Trush
                                                 -------------------------------
                                                 Kenneth Trush
                                                 Chief Financial Officer


                                             EAGLE RIVER INTERACTIVE INC.



                                             By: /s/ Jerry Neumann
                                                 -------------------------------
                                                 Jerry Neumann
                                                 Vice President


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                                                                    SCHEDULE 2.3
                                                             (ERI/AGENCY MERGER)


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                                                              WARRANTS
                                       NUMBER OF SHARES OF    EXERCISABLE INTO
                      SHARES OF ERI    AGENCY.COM LTD. TO     AGENCY.COM LTD.
                      COMMON STOCK     BE RECEIVED IN         COMMON STOCK TO BE
SHAREHOLDER           OWNED            MERGER                 RECEIVED IN MERGER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Omnicon Group Inc.    100              1,829,774              2,164,376
--------------------------------------------------------------------------------



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